Deferred tax	12 Months Ended
Dec. 31, 2024
Deferred Tax
Deferred tax

21       Deferred tax

Deferred tax is calculated in full on temporary differences under the liability method using tax rates applicable in the tax jurisdictions where the tax asset or liability would arise.

The movement on the deferred tax account in 2024 is £nil (2023: £nil, 2022: £nil) as the net credit arising on the amortisation of intangible assets and other timing differences has been matched by a reduction in the deferred tax asset recognised on the losses offsetting the liability remaining.

Unused tax losses carried forward, subject to agreement with local tax authorities, were as follows:

	Gross losses £’000	Potential deferred tax asset £’000
31 December 2024	79,740	19,935
31 December 2023	75,530	18,947
31 December 2022	71,139	17,867

The potential deferred tax asset of £19.9 million (2023: £18.9 million, 2022: £17.9 million) has not been provided in these accounts due to uncertainty as to whether the asset would be recovered. The losses have arisen as a result of accumulated trading losses.

Deferred tax asset balances disclosed as at 31 December 2024 have been calculated at 25%. The main rate of corporation tax increased to 25% from 1 April 2023.